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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 11, 2003

                                 EOTT ENERGY LLC
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                     1-12872                 48-1285117
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)                                      Identification No.)


                       2000 West Sam Houston Parkway South
                                    Suite 400
                              Houston, Texas 77042
              (Address of Principal Executive Offices and Zip Code)

                                 (713) 993-5200
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER MATTERS.

         On March 3, 2003, EOTT Energy Partners, L.P. ("Old EOTT") issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing the completion of its Chapter 11 restructuring and its emergence from Chapter 11 bankruptcy proceedings as EOTT Energy LLC, a Delaware limited liability company.

         In addition, on March 11, 2003, EOTT Energy LLC issued a press release, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference, announcing its new Chief Executive Officer and Board of Directors.

         EOTT Energy LLC is the successor issuer to Old EOTT, SEC File No. 1-12872. The limited liability company units of EOTT Energy LLC issued in connection with the restructuring are deemed registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, under Rule 12g-3(a).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

         The following exhibits are filed herewith:

         99.1     EOTT Energy Partners, L.P. press release dated March 3, 2003

         99.2     EOTT Energy LLC press release dated March 11, 2003

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EOTT ENERGY LLC
                                        (A Delaware limited liability company)
                                        (REGISTRANT)
Date:  March 11, 2003

                                        By: /s/ Lori Maddox
                                            ----------------------------------
                                        Name:  Lori Maddox
                                        Title: Vice President and Controller
                                               (Principal Accounting Officer)

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                                INDEX TO EXHIBITS

Exhibit No.       Exhibit Description

99.1              EOTT Energy Partners, L.P. press release dated March 3, 2003

99.2              EOTT Energy LLC press release dated March 11, 2003